                                                             Page 18 of 19 Pages

                                    EXHIBIT 1

         The undersigned agree that the foregoing Statement on Schedule 13D, dated July 15, 1997, is being filed with the Securities and Exchange Commission on behalf of each of the Michael J. Jesselson 4/8/71 Trust, the Benjamin J. Jesselson 4/8/71 Trust, the Erica Jesselson 1994 CLAT and the Erica Jesselson 6/2/89 Trust.

July 15, 1997

                        MICHAEL G. JESSELSON 4/8/71 TRUST

                       By /s/
                          -------------------------------
                          Michael G. Jesselson
                          Trustee

                       By /s/
                          -------------------------------
                          Benjamin J. Jesselson
                          Trustee

                       By /s/
                          -------------------------------
                          Erica Jesselson
                          Trustee

                       BENJAMIN J. JESSELSON 4/8/71 TRUST

                       By /s/
                          -------------------------------
                          Michael G. Jesselson
                          Trustee

                       By /s/
                          -------------------------------
                          Benjamin J. Jesselson
                          Trustee

                       By /s/
                          -------------------------------
                          Erica Jesselson
                          Trustee

                       ERICA JESSELSON 1994 CLAT

                       By /s/
                          -------------------------------
                          Michael G. Jesselson
                          Trustee


                       By /s/
                          -------------------------------
                          Benjamin J. Jesselson
                          Trustee

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                                                             Page 19 of 19 Pages

                       By /s/
                          -------------------------------
                          Erica Jesselson
                          Trustee

                       By /s/
                          -------------------------------
                          Lucy Lang
                          Trustee

                       ERICA JESSELSON 6/2/89 TRUST

                       By /s/
                          -------------------------------
                          Michael G. Jesselson
                          Trustee

                       By /s/
                          -------------------------------
                          Benjamin J. Jesselson
                          Trustee

                       By /s/
                          -------------------------------
                          Theodore N. Mirvis
                          Trustee